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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT
    Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

         Date of report (Date of earliest event reported): July 29, 2005

                      Fortune Diversified Industries, Inc.
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               (Exact name of registrant as specified in charter)


             Indiana                 0-19049            20-2803889
   -----------------------------   --------------   --------------------
   (State or other jurisdiction     (Commission        (IRS Employer
         of incorporation)          File Number)     Identification No.)



     6402 Corporate Drive, Indianapolis, Indiana            46278
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      (Address of principal executive offices)            (Zip Code)

   Registrant's telephone number, including area code: (317) 532-1374


                                       N/A
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         (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):


[  ] Written communications pursuant to Rule 425 under the Securities Act
     (17 CFR 230.425)


[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17
     CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))



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Fortune Diversified Industries, Inc.
SEC Form 8-K

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

     (b)  On July 29, 2005 Amy Gallo resigned as Director of the Registrant.

     (d) On July 29, 2005 Nolan R. Lackey was elected Director of the Registrant. Mr. Lackey has been named to the Registrant's Audit Committee. The Registrant has not, during the past two years, been party to any transactions or proposed transactions in which Mr. Lackey had a direct or indirect material interest.

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

     (a) Effective as of July 29, 2005 the Registrant amended its Bylaws to allow a variable number of authorized directors, subject to the restriction that there may be no fewer than two (2) and no more than fifteen (15) directors. A specific number of authorized directors may be set by the Board of Directors so long as that number is within such range.

Item 9.01 Financial Statements and Exhibits.


     (c)  Exhibits:

     3.1   Restated Bylaws of the Registrant, effective as of July 29, 2005.




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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                            Fortune Diversified Industries, Inc.

                                            By: /s/ Amy Gallo
                                               ---------------------------------
                                               Amy Gallo
                                               Chief Financial Officer

Date:    August 4, 2005



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